                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    February 26, 2001
                                                     -----------------


                            Silverleaf Resorts, Inc.
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             (Exact Name of Registrant as Specified in Its Chapter)


                                     Texas
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                 (State of Other Jurisdiction of Incorporation)


         1-13003                                          75-2259890
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(Commission File Number)                      (IRS Employer Identification No.)


1221 River Bend Drive, Suite 120, Dallas, Texas             75247
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(Address of Principal Executive Offices)                  (Zip Code)


                                  214-631-1166
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              (Registrant's Telephone Number, Including Area Code)




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ITEM 5. OTHER EVENTS

     See press release dated February 26, 2001 entitled "Silverleaf Resorts Comments on Recent Developments" attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

Exhibit No.          Description
-----------          -----------
  99.1               Press Release dated February 26, 2001 entitled "Silverleaf
                     Resorts Comments on Recent Developments"




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Silverleaf Resorts, Inc.



                                    By: /s/ HARRY J. WHITE JR.
                                        --------------------------------------
                                    Name:  Harry J. White Jr.
                                    Title: Chief Financial Officer



Date: Feb. 26, 2001


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-----------       -----------
  99.1            Press Release dated Feb. 26, 2001